                                  EXHIBIT 24

                               POWER OF ATTORNEY


        Each person executing this Power of Attorney hereby appoints Herbert H. Davis III, Esq. and Lawrence E. Bullock, or either of them, as his attorney-in-fact to execute and to file such amendments to this Form S-8 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate or withdraw from the registration process this Registration Statement.

                                RIBOZYME PHARMACEUTICALS, INC.


                                By: /s/ Ralph E. Christoffersen
                                    --------------------------------------------
                                    Ralph E. Christoffersen, President and CEO




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
Signature                                   Title                                   Date
---------                                   -----                                   ----
/s/ Ralph E. Christoffersen             Director, President                      June 10, 1997
----------------------------------      and CEO
Ralph E. Christoffersen


/s/ Lawrence E. Bullock                 Vice President of                        June 10, 1997
----------------------------------      Administration and Finance,
Lawrence E. Bullock                     CFO and Secretary
                                        (Principal Financial and
                                        Accounting Officer)



/s/ David T. Morgenthaler               Director, Chairman                       June 10, 1997
----------------------------------      of the Board
David T. Morgenthaler


/s/ Jeremy L. Curnock Cook              Director                                 June 10, 1997
----------------------------------
Jeremy L. Curnock Cook


/s/ Anthony B. Evnin                    Director                                 June 10, 1997
----------------------------------
Anthony B. Evnin


/s/ Charles M. Hartman                  Director                                 June 10, 1997
----------------------------------
Charles M. Hartman


/s/ Anders P. Wiklund                   Director                                 June 10, 1997
----------------------------------
Anders P. Wiklund


/s/ Lewis T. Williams                   Director                                 June 10, 1997
----------------------------------
Lewis T. Williams

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